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                                                                      EXHIBIT 24

                           ODYSSEY RE HOLDINGS CORP.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints, jointly and severally, V. Prem Watsa, Andrew A. Barnard and Charles D. Troiano, his or her true and lawful attorneys-in-fact and agents, each of whom may act alone, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) an annual report on Form 10-K, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said annual report or amendments thereto, and (2) any reports and applications relating thereto to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or amendments thereto; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifying and confirming all that the said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this power of attorney as of the 15th day of February, 2002.



/s/   V. PREM WATSA                                  /s/   ANTHONY F. GRIFFITHS
      --------------------------------------               --------------------------------------
      V. Prem Watsa                                        Anthony F. Griffiths


/s/   JAMES F. DOWD                                  /s/   ROBBERT HARTOG
      --------------------------------------               --------------------------------------
      James F. Dowd                                        Robbert Hartog


/s/   ANDREW A. BARNARD                              /s/   PAUL B. INGREY
      --------------------------------------               --------------------------------------
      Andrew A. Barnard                                    Paul B. Ingrey


/s/   WINSLOW W. BENNETT                             /s/   COURTNEY SMITH
      --------------------------------------               --------------------------------------
      Winslow W. Bennett                                   Courtney Smith
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